UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/01/2014

Twenty-First Century Fox, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32352

Delaware	26-0075658
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1211 Avenue of the Americas
New York, NY 10036
(Address of principal executive offices, including zip code)

212-852-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On May 1, 2014, Twenty-First Century Fox, Inc. (the "Company") issued a press release announcing that trading of its CHESS Depositary Interests on the Australian Securities Exchange (the "ASX") has been suspended in connection with the Company's previously announced process of delisting from the ASX. It is expected that the Company will be removed from the official list of the ASX at the close of trading on May 8, 2014 (Sydney, Australia time).

A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

Exhibit
Number       Description
____       ___________________
99.1          Press Release of Twenty-First Century Fox, Inc., dated May 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Twenty-First Century Fox, Inc.

Date: May 01, 2014	By:	/s/ Janet Nova
Janet Nova
Executive Vice President and Deputy Group General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press release of Twenty-First Century Fox, Inc., dated May 1, 2014.